Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT

This Fifth Amendment, dated as of June 27, 2014 (this “Amendment”), to the Credit Agreement, dated as of April 19, 2007, as amended by Amendment No. 1, dated as of August 19, 2009, the Second Amendment, dated as of April 3, 2012, the Third Amendment, dated as of December 19, 2012 and the Fourth Amendment, dated as of February 19, 2013 (the “Existing Credit Agreement” and, as amended by this Amendment and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among USPI HOLDINGS, INC. (“Holdings”), UNITED SURGICAL PARTNERS INTERNATIONAL, INC. (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent (the “Agent”), and the other parties thereto.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders and the Agent are parties to the Existing Credit Agreement;

WHEREAS, the Borrower has requested that Section 6.12 of the Existing Credit Agreement be amended in the manner provided for herein;

WHEREAS, the Agent, the Required Revolving Lenders and the Borrower are willing to agree to the requested amendments subject to the provisions of this Amendment;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

Section 1. Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Existing Credit Agreement.

Section 2. Amendment to the Existing Credit Agreement. Clauses (i) through (iv) of the first paragraph of Section 6.12 of the Existing Credit Agreement are hereby deleted in their entirety and the following is hereby inserted in lieu thereof: “(i) 5.25 to 1.0 as of the last day of each of the first three fiscal quarters ended after the Second Amendment Effective Date, (ii) 5.00 to 1.0 as of the last day of each of the next four fiscal quarters ended after the Second Amendment Effective Date, (iii) 4.75 to 1.0 as of the last day of the next fiscal quarter ended after the Second Amendment Effective Date, (iv) 5.25 to 1.0 as of the last day of each of the next three fiscal quarters ended after the Second Amendment Effective Date, (v) 5.00 to 1.0 as of the last day of each of the next three fiscal quarters ended after the Second Amendment Effective Date, and (vi) 4.50 to 1.0 as of the last day of each other fiscal quarter ended after the Second Amendment Effective Date”.

Section 3. Representations and Warranties. The Borrower and each Loan Party hereby represents and warrants on and as of the Fifth Amendment Effective Date that (i) it is legally authorized to enter into and has duly executed and delivered this Amendment, (ii) no Default or Event of Default has occurred and is continuing, (iii) each of the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially”, “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the Fifth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially”,

“Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date); and (iv) all Liens and security interests created under the Loan Documents for the benefit of the Secured Parties under the Loan Documents are valid and enforceable Liens on and/or security interests in the Collateral, as security for the Obligations, and all guarantees created under the Loan Documents for the benefit of the Secured Parties are valid and enforceable guarantees.

Section 4. Conditions to Effectiveness of Amendment. This Amendment shall become effective upon the date on which the following conditions precedent have been satisfied or waived (such date, the “Fifth Amendment Effective Date”):

(a) The Agent shall have received counterparts to this Amendment duly executed by Holdings, the Borrower and the Required Revolving Lenders.

(b) The Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented at least one Business Day prior to the Fifth Amendment Effective Date (including the reasonable fees and expenses of legal counsel) required to be paid pursuant to the Loan Documents.

(c) The Agent shall have received a certificate, dated the Fifth Amendment Effective Date and signed by the president or a vice president of the Borrower or a Financial Officer, documenting the Borrower’s compliance with the conditions set forth in Sections 4.2 and 4.3.

4.2 At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

4.3 Each of the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially”, “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the Fifth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially”, “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date).

Section 5. Fees. The Borrower agrees to pay or cause to be paid to the Agent for the account of each Revolving Lender that has executed and delivered a counterpart to this Amendment to the Administrative Agent pursuant to the instructions provided by the Administrative Agent prior to 5:00 p.m., New York City time, on June 23, 2014 (the “Consent Deadline”), a consent fee in an amount equal to 0.125% of such Revolving Lender’s Revolving Commitment as of the Consent Deadline, payable on, and subject to the occurrence of, the Fifth Amendment Effective Date.

Section 6. Continuing Effect; No Other Amendments or Consents. Except as expressly provided herein, all of the terms and provisions of the Existing Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Existing Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Existing Credit Agreement or the same subsection for any other date or time period.

Section 7. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent, in accordance with Section 9.03 of the Existing Credit Agreement.

Section 8. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 10. Interpretation. This Amendment is a Loan Document for the purposes of the Credit Agreement.

Section 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

By:	/s/ Jason B. Cagle
Name: Jason. B. Cagle
Title: Chief Financial Officer

USPI HOLDINGS, INC.

By:	/s/ Jason B. Cagle
Name: Jason B. Cagle
Title: Chief Financial Officer

[Signature Page to Fifth Amendment]

JPMORGAN CHASE BANK, N.A., as Agent

By:	/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

[Signature Page to Fifth Amendment]

JPMORGAN CHASE BANK, N.A.
as a Revolving Lender

By:	/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

[Signature Page to Fifth Amendment]

BARCLAYS BANK PLC
as a Revolving Lender

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

[Signature Page to Fifth Amendment]

Goldman Sachs Bank USA
as a Revolving Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[Signature Page to Fifth Amendment]

Morgan Stanley Senior Funding, Inc.
as a Revolving Lender

By:	/s/ Allen Chang
Name: Allen Chang
Title: Vice President

[Signature Page to Fifth Amendment]

SunTrust Bank
as a Revolving Lender

By:	/s/ Katherine Bass
Name: Katherine Bass
Title: Director

[Signature Page to Fifth Amendment]